UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 13, 2007
SOFTBRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-51118 (Commission File Number)	41-2021446 (I.R.S. Employer Identification Number)

Two Meridian Crossings, Suite 800 Minneapolis, MN	55423
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (612) 851-1500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
On February 13, 2007, we issued a press release, attached hereto as Exhibit 99.1, announcing our first quarter fiscal year 2007 financial results.
Item 9.01. Financial Statements and Exhibits
(c) Exhibits (furnished but not filed).
          Exhibit 99.1 Press Release dated February 13, 2007.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SOFTBRANDS, INC.
Date: February 13, 2007	By:	/s/ GREGG A. WALDON
Gregg A. Waldon
Senior Vice President, Chief Financial Officer and Secretary

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